EXHIBIT 99.1

L BRANDS, INC. AND SUBSIDIARIES
RESULTS BY SEGMENT
YEAR-TO-DATE Q2 2020
Unaudited
$ (In thousands)

Effective in the third quarter of 2020, the Company now has two reporting segments: 1) Bath & Body Works and 2) Victoria's Secret. As a result, the following key reclassifications for segment reporting were made:
- **The Victoria's Secret and Bath & Body Works International segment results are now reported in their respective brand segment.**
- **The Victoria's Secret and Bath & Body Works sourcing and production functions (formerly known as Mast Global) and certain other corporate functions that directly support a specific brand are now reported in their respective brand segment.**

Net Sales

	Historical Segment Presentation			Segment Reclasses			Recasted Segment Presentation		
	Actual	Adjustments for Special Items	Adjusted	Victoria's Secret International [1]	Bath & Body Works International [2]	Other Category [3]	Adjusted	Add-back: Adjustments for Special Items	Actual
Victoria's Secret	$ 1,799,082	$ -	$ 1,799,082	$ 117,020	$ -	$ 43,839	$ 1,959,941	$ -	$ 1,959,941
Bath & Body Works	1,909,350	-	1,909,350	-	28,365	76,019	2,013,734	-	2,013,734
Victoria's Secret and Bath & Body Works International	145,385	-	145,385	(117,020)	(28,365)	-	-	-	-
Other [4]	119,858	-	119,858	-	-	(119,858)	-	-	-
L Brands	$ 3,973,675	$ -	$ 3,973,675	$ -	$ -	$ -	$ 3,973,675	$ -	$ 3,973,675

Operating Income (Loss)

	Historical Segment Presentation			Segment Reclasses			Recasted Segment Presentation		
	Actual	Adjustments for Special Items	Adjusted	Victoria's Secret International [1]	Bath & Body Works International [2]	Other Category [3]	Adjusted	Add-back: Adjustments for Special Items	Actual
Victoria's Secret	$ (440,363)	$ 198,320	$ (242,043)	$ (62,293)	$ -	$ (38,021)	$ (342,355)	$ (228,902)	$ (571,257)
Bath & Body Works	394,716	5,307	400,023	-	14,135	10,177	424,335	(11,654)	412,681
Victoria's Secret and Bath & Body Works International	(53,923)	5,765	(48,158)	62,293	(14,135)	-	-	-	-
Other [4]	(174,089)	49,081	(125,008)	-	-	27,844	(97,166)	(17,917)	(115,082)
L Brands	$ (273,659)	$ 258,473	$ (15,186)	$ -	$ -	$ -	$ (15,186)	$ (258,473)	$ (273,659)

Notes:
1. Combines Victoria's Secret International with Victoria's Secret North America.
2. Combines Bath & Body Works International with Bath & Body Works North America.
3. Combines Victoria's Secret and Bath & Body Works sourcing and production functions (formerly known as Mast Global) and other home office costs with the respective brand segment.
4. Remaining Net Sales and Operating Income (Loss) for Other relates to corporate unallocated costs.

As previously disclosed in our periodic filings on Form 10-K and Form 10-Q, the "Adjustments for Special Items" column includes the following:
- An $172 million charge related to the impairment of Victoria's Secret store and lease assets in North America and a $42 million charge related to the impairment of Victoria's Secret store and lease assets outside of North America.
- An $81 million charge related to headcount reductions as a result of restructuring actions.
- A $36 million gain related to the closure and termination of our lease and the related liability for the Victoria's Secret Hong Kong flagship store.

L BRANDS, INC. AND SUBSIDIARIES
RESULTS BY SEGMENT
FISCAL YEAR 2019
Unaudited
$ (In thousands)

Effective in the third quarter of 2020, the Company now has two reporting segments: 1) Bath & Body Works and 2) Victoria's Secret. As a result, the following key reclassifications for segment reporting were made:
- **The Victoria's Secret and Bath & Body Works International segment results are now reported in their respective brand segment.**
- **The Victoria's Secret and Bath & Body Works sourcing and production functions (formerly known as Mast Global) and certain other corporate functions that directly support a specific brand are now reported in their respective brand segment.**

Net Sales

	Historical Segment Presentation			Segment Reclasses			Recasted Segment Presentation		
	Actual	Adjustments for Special Items	Adjusted	Victoria's Secret International [1]	Bath & Body Works International [2]	Other Category [3]	Adjusted	Add-back: Adjustments for Special Items	Actual
Victoria's Secret	$ 6,804,516	$ -	$ 6,804,516	$ 536,216	$ -	$ 168,042	$ 7,508,774	$ -	$ 7,508,774
Bath & Body Works	5,170,493	-	5,170,493	-	63,752	121,420	5,355,665	-	5,355,665
Victoria's Secret and Bath & Body Works International	599,967	-	599,967	(536,216)	(63,752)	-	-	-	-
Other [4]	339,259	-	339,259	-	-	(289,462)	49,797	-	49,797
L Brands	$ 12,914,236	$ -	$ 12,914,236	$ -	$ -	$ -	$ 12,914,236	$ -	$ 12,914,236

Operating Income (Loss)

	Historical Segment Presentation			Segment Reclasses			Recasted Segment Presentation		
	Actual	Adjustments for Special Items	Adjusted	Victoria's Secret International [1]	Bath & Body Works International [2]	Other Category [3]	Adjusted	Add-back: Adjustments for Special Items	Actual
Victoria's Secret	$ (616,057)	$ 730,706	$ 114,649	$ (26,784)	$ -	$ 103,086	$ 190,951	$ (972,493)	$ (781,542)
Bath & Body Works	1,191,270	-	1,191,270	-	32,956	(451)	1,223,775	-	1,223,775
Victoria's Secret and Bath & Body Works International	(235,615)	241,787	6,172	26,784	(32,956)	-	-	-	-
Other [4]	(81,153)	-	(81,153)	-	-	(102,634)	(183,787)	-	(183,787)
L Brands	$ 258,446	$ 972,493	$ 1,230,939	$ -	$ -	$ -	$ 1,230,939	$ (972,493)	$ 258,446

Notes:
1. Combines Victoria's Secret International with Victoria's Secret North America.
2. Combines Bath & Body Works International with Bath & Body Works North America.
3. Combines Victoria's Secret and Bath & Body Works sourcing and production functions (formerly known as Mast Global) and other home office costs with the respective brand segment.
4. Remaining Net Sales and Operating Income (Loss) for Other relates to corporate unallocated costs, Henri Bendel and La Senza.

As previously disclosed in our periodic filings on Form 10-K and Form 10-Q, the "Adjustments for Special Items" column includes the following:
- A $720 million charge related to the impairment of Victoria's Secret goodwill ($690 million related to Victoria's Secret North America and $30 million related to Victoria's Secret International).
- A $211 million charge related to the impairment of Victoria's Secret store and lease assets outside of North America and a $41 million charge related to the impairment of Victoria's Secret store and lease assets in North America.

L BRANDS, INC. AND SUBSIDIARIES
RESULTS BY SEGMENT
FISCAL YEAR 2018
Unaudited
$ (In thousands)

Effective in the third quarter of 2020, the Company now has two reporting segments: 1) Bath & Body Works and 2) Victoria's Secret. As a result, the following key reclassifications for segment reporting were made:
- **The Victoria's Secret and Bath & Body Works International segment results are now reported in their respective brand segment.**
- **The Victoria's Secret and Bath & Body Works sourcing and production functions (formerly known as Mast Global) and certain other corporate functions that directly support a specific brand are now reported in their respective brand segment.**

Net Sales

	Historical Segment Presentation			Segment Reclasses			Recasted Segment Presentation		
	Actual	Adjustments for Special Items	Adjusted	Victoria's Secret International [1]	Bath & Body Works International [2]	Other Category [3]	Adjusted	Add-back: Adjustments for Special Items	Actual
Victoria's Secret	$ 7,374,864	$ -	$ 7,374,864	$ 552,399	$ -	$ 175,494	$ 8,102,758	$ -	$ 8,102,758
Bath & Body Works	4,631,020	-	4,631,020	-	52,885	91,628	4,775,532	-	4,775,532
Victoria's Secret and Bath & Body Works International	605,284	-	605,284	(552,399)	(52,885)	-	-	-	-
Other [4]	625,710	-	625,710	-	-	(267,122)	358,589	-	358,589
L Brands	$ 13,236,878	$ -	$ 13,236,878	$ -	$ -	$ -	$ 13,236,878	$ -	$ 13,236,878

Operating Income (Loss)

	Historical Segment Presentation			Segment Reclasses			Recasted Segment Presentation		
	Actual	Adjustments for Special Items	Adjusted	Victoria's Secret International [1]	Bath & Body Works International [2]	Other Category [3]	Adjusted	Add-back: Adjustments for Special Items	Actual
Victoria's Secret	$ 462,288	$ 50,120	$ 512,408	$ (33,422)	$ -	$ 119,673	$ 598,661	$ (80,878)	$ 517,783
Bath & Body Works	1,077,454	-	1,077,454	-	26,845	(1,211)	1,103,086	-	1,103,086
Victoria's Secret and Bath & Body Works International	(37,335)	30,758	(6,577)	33,422	(26,845)	-	-	-	-
Other [4]	(265,620)	119,552	(146,068)	-	-	(118,462)	(264,530)	(119,552)	(384,082)
L Brands	$ 1,236,787	$ 200,430	$ 1,437,217	$ -	$ -	$ -	$ 1,437,217	$ (200,430)	$ 1,236,787

Notes:
1. Combines Victoria's Secret International with Victoria's Secret North America.
2. Combines Bath & Body Works International with Bath & Body Works North America.
3. Combines Victoria's Secret and Bath & Body Works sourcing and production functions (formerly known as Mast Global) and other home office costs with the respective brand segment.
4. Remaining Net Sales and Operating Income (Loss) for Other relates to corporate unallocated costs, Henri Bendel and La Senza.

As previously disclosed in our periodic filings on Form 10-K and Form 10-Q, the "Adjustments for Special Items" column includes the following:
- A $99 million loss on the sale of La Senza to an affiliate of Regent LP.
- A $50 million charge related to the impairment of Victoria's Secret store assets in North America and a $31 million charge related to the impairment of Victoria's Secret store assets outside of North America.
- $20 million of Henri Bendel closure costs.